EXHIBIT 10.9
AMENDMENT TO STOCKHOLDERS’ AGREEMENT
OF SANTERA SYSTEMS INC.
     THIS AMENDMENT TO STOCKHOLDERS’ AGREEMENT OF SANTERA SYSTEMS INC. (the “Amendment”) is made as of this 3rd day of August, 2005, by and among Tekelec, a California corporation (“Tekelec”), Santera Systems Inc., a Delaware corporation (“Santera”), certain stockholders of Santera, and Austin Ventures VI, L.P., a Delaware limited partnership (“Austin Ventures”), as the Representative. Capitalized terms used herein that are not otherwise defined have the meanings set forth in the Stockholders’ Agreement dated as of April 30, 2003 by and between Tekelec, Santera, the stockholders of Santera (the “Legacy Santera Stockholders”), and the Representative (the “Stockholders’ Agreement”).
     WHEREAS, the parties hereto acknowledge that Tekelec has asserted various indemnification claims against the stockholders of Santera under the terms of the Agreement and Plan of Merger by and among Tekelec, Luke Acquisition Corp., certain stockholders of Santera and the Representative dated as of April 30, 2003 (the “Merger Agreement”) and has notified the Representative and the stockholders that Tekelec has additional unasserted claims, including certain claims related to Santera’s intellectual property rights as a result of claims asserted against Santera by certain third parties, all of which, together with other indemnity rights of Tekelec, will be waived by Tekelec under the terms of Section 3(b) of the Letter of Transmittal;
     WHEREAS, the parties hereto acknowledge that (i) the Representative, on behalf of the Legacy Santera Stockholders, has objected to both the validity of the claims asserted by Tekelec and the entire amount of the damages set forth in the Notice of Claim from Tekelec dated June 10, 2005 and (ii) the Representative and the Legacy Santera Stockholders have notified Tekelec that the Representatives and the Legacy Santera Stockholders have various unasserted claims against Tekelec and its affiliates which, together with other indemnity rights of the Legacy Santera Stockholders under the Merger Agreement, will be waived by each Legacy Santera Stockholder under the terms of Section 3(a) of the Letter of Transmittal;
     WHEREAS, Tekelec, Santera, the Legacy Santera Stockholders, and the Representative desire to amend the Stockholders’ Agreement in certain respects, as more fully set forth below;
     WHEREAS, subject to the terms and conditions set forth herein, Tekelec desires to exercise an option to purchase the shares of Series A Preferred Stock of Santera from the Legacy Santera Stockholders and the Legacy Santera Stockholders desire to sell such shares;
     WHEREAS, in connection with such sale and purchase, Tekelec, Santera and the Legacy Santera Stockholders desire to resolve any and all claims the parties may have against each other;
     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Tekelec, Santera, certain stockholders of Santera, and the Representative agree as follows:

     Section 1. Amendment. The following Section 3.4 is added to Article III of the Stockholders’ Agreement:
     “3.4 Tekelec Additional Call Option.
          (a) At any time prior to 3:00 p.m. P.D.T. on August 3, 2005, Tekelec shall have the right, but not the obligation, exercisable upon written notice to the Representative (an “August Call Notice”), to purchase from the Legacy Santera Stockholders all of the Stock owned by such Legacy Santera Stockholders (the “Call Stock”), for an aggregate purchase price of $75,550,000 (the “August Call Price”) in cash in readily available funds. Subject to the execution and delivery of a receipt and mutual release in substantially the form of Exhibit E, the Legacy Santera Stockholders agree to pay, or cause to be paid to, San-qi Li $550,000 of the August Call Price. As of August 2, 2005, the Call Stock consists of 62,000 shares of Series A Preferred Stock and the Legacy Santera Stockholders are identified on Exhibit B attached hereto. The expenses of the Representative incurred in the performance of its duties as Representative shall be paid out of the August Call Price. The amount of the August Call Price remaining after payment of the $550,000 payment to San-qi Li and the expenses of the Representative shall be allocated among the Legacy Santera Stockholders as set forth on Exhibit B attached hereto. Upon delivery of the August Call Notice, this Agreement and the August Call Notice, taken together, shall constitute the legally-binding obligations of Tekelec and the Legacy Santera Stockholders to consummate the purchase and sale of the Call Stock on the terms and subject to the conditions set forth herein. The rights under Section 3.4 shall not be deemed to be an exercise of the call under Section 3.1 of the Agreement.
          (b) The Representative shall, on or before August 15, 2005, provide written notice to the Legacy Santera Stockholders of Tekelec’s exercise of the call right pursuant to this Section 3.4 in a form reasonably acceptable to Tekelec, the Representative and their respective counsel. At the same time as the Representative delivers such written notice, the Representative shall deliver to each such Legacy Santera Stockholder (i) a Letter of Transmittal substantially in the form of Exhibit C attached hereto (with such changes as Tekelec and the Representative may agree upon) (the “Letter of Transmittal”), (ii) a copy of this Agreement and any amendments hereto, and (iii) a request for such Legacy Santera Stockholder to promptly complete, execute and return the Letter of Transmittal to the Representative. Each Legacy Santera Stockholder which has executed the amendment to the Agreement implementing this Section 3.4 shall be required on or prior to September 15, 2005 to comply with the foregoing request and any additional reasonable requests made by the Representative with respect to the exercise of the call contemplated by this Section 3.4. As a condition to the receipt of the Call Price, each Legacy Santera Stockholder which has not executed the amendment to this Agreement implementing this Section 3.4 shall be required on or prior to September 15, 2005 to comply with the foregoing request and any additional reasonable requests made by the Representative with respect to the exercise of the call contemplated by this Section 3.4. The Representative shall hold, or instruct the Escrow Agent to hold, all such completed and executed Letters of Transmittal in escrow until the earlier of (i) October 11, 2005 or (ii) the August Call Closing Date (as defined below). On or prior to the August Call Closing Date, Tekelec, Santera and the Representative agree to take all such action and execute such documents as may be necessary to cause the Escrow Agent under the Escrow Agreement (the “Escrow Agent”) to facilitate the closing of the purchase and sale of the Call Stock in accordance with the terms hereof.
          (c) The purchase and sale of 100% of the Call Stock pursuant to this Section 3.4 shall close on October 3, 2005, unless all the conditions to the obligations of Tekelec, Santera, the Legacy Santera Stockholders and/or the Representative to cause the closing to occur have not been satisfied or waived on such date, in which case the closing shall occur, if at all, on the first business day thereafter that such conditions have been satisfied or waived (the date that such closing occurs, “August Call Closing Date”). Tekelec or the Representative may terminate this Section 3.4 if the closing is not consummated on or before October 11, 2005; provided, that the termination of this Section 3.4 shall not preclude either party from exercising its rights and remedies under Section 9.2 or any other provision hereof other than Section 3.4 hereof, and all other provisions of the Agreement shall remain in full force and effect, including without limitation, the Put Option set forth in Section 3.2 hereof.
          (d) On or prior to the August Call Closing Date, subject to the terms and conditions hereof, Tekelec shall deliver (i) to the Escrow Agent the August Call Price, by wire transfer of immediately available funds, which the Escrow Agent shall disburse in accordance with the terms and subject to the conditions of the Escrow Agreement, (ii) to the Escrow Agent, a form of the Letter of Transmittal for delivery by the Escrow Agent to each Legacy Santera Stockholder, duly executed by Tekelec and Santera, and (iii) to the Escrow Agent, letters executed by Santera for delivery by the Escrow Agent to Edward Olkkola and Thomas Dyal in the form attached hereto as Exhibit D.
          (e) On or prior to the August Call Closing Date, subject to the terms and conditions hereof, the Representative shall deliver (i) to the Escrow Agent, a written instrument instructing the Escrow Agent to release to Tekelec the original certificate(s) evidencing the Call Stock, duly endorsed for transfer to Tekelec by each of the Legacy Santera Stockholders or the Representative, on behalf of the Legacy Santera Stockholders, (ii) to the Escrow Agent, the executed Letters of Transmittal that the Representative shall have obtained from the Legacy Santera Stockholders on or prior to the August Call Closing Date and (iii) to the Escrow Agent and Tekelec, the Escrow Agreement, duly executed by the Representative.
          (f) The obligation of Tekelec to take the actions described in subsection 3.4(d) above and otherwise consummate the purchase and sale of the Call Stock shall be subject to the satisfaction of the following condition, subject to the right of Tekelec to waive such condition: the Representative and the Legacy Santera Stockholders holding at least 97% of all Call Stock held by the Legacy Santera Stockholders shall have performed all of their respective obligations contained in or contemplated by this Section 3.4, including the delivery by the Legacy Santera Stockholders holding at least 97% of all Call Stock held by the Legacy Santera Stockholders to the Representative of a duly executed and completed Letter of Transmittal. Notwithstanding anything contained herein or elsewhere to the contrary, if such condition has not been satisfied on or prior to October 11, 2005 and (i) Tekelec elects not to waive such condition (i.e., Tekelec elects not to perform the obligations it would otherwise be required to perform on the August Call Closing Date), the parties hereof shall retain all the rights and remedies contemplated by Section 9.2 hereof, including pursuing any claims that it may have against the party or parties which have failed to perform obligations contemplated by this Section 3.4, or (ii) Tekelec elects to waive such condition and perform its obligations hereunder, it shall nonetheless retain all the rights and remedies contemplated by Section 9.2 with respect to each Legacy Santera Stockholder who fails to deliver a Letter of Transmittal.
          (g) The obligations of the Legacy Santera Stockholders as provided in this Section 3.4 are subject to the following condition: Tekelec and Santera shall have performed all of their respective obligations contained in or contemplated by this Section 3.4, including but not limited to the delivery to the Escrow Agent of the Letters of Transmittal executed by Tekelec and Santera and the payment to the Escrow Agent of the August Call Price as contemplated hereby.
          (h) The obligation of the Representative to take the actions described in subsection 3.4(e) above and to otherwise cause the consummation of the purchase and sale of the Call Stock shall be subject to the satisfaction of the following condition, subject to the right of the Representative to waive such condition: Tekelec and Santera shall have performed all of their respective obligations contained in or contemplated by this Section 3.4, including but not limited to the delivery of the Letters of Transmittal executed by Tekelec and Santera and the payment of the August Call Price as contemplated hereby. Notwithstanding anything contained herein or elsewhere to the contrary, if such condition has not been satisfied on or prior to October 11, 2005 and (i) the Representative elects not to waive such condition (i.e., the Representative elects not to perform the obligations it would otherwise be required to perform on the August Call Closing Date), the parties hereof shall retain all the rights and remedies contemplated by Section 9.2 hereof, including pursuing any claims that any such party may have against Tekelec and Santera, or (ii) the Representative elects to waive such condition and perform its obligations hereunder, it shall nonetheless retain all the rights and remedies contemplated by Section 9.2 as against Tekelec and Santera.
          (i) The parties hereto agree that upon the consummation of the transactions contemplated by this Section 3.4 resulting in the acquisition of 100% of the Call Stock, this Agreement and the obligations hereunder, other than as provided in the last sentence of Article VIII of this Agreement, shall terminate and be of no further force and effect; provided, however, that in the event that one or more the Legacy Santera Stockholders shall not have complied with all of its or their obligations contained herein, the right of Tekelec and Santera to enforce this Section 3.4 and the other provisions of this Agreement shall continue for all purposes only with respect to such Legacy Santera Stockholders who shall not have complied with all of its or their obligations.
     Section 2. Representations. Each of Tekelec and Santera hereby represent and warrant that it has the full right, power and authority to enter into this Amendment and the documents related hereto and upon the execution of this Amendment by Tekelec, Santera, the Representative and the other Legacy Santera Stockholders who are parties to this Amendment (“Signing Legacy Stockholders”), the Stockholders’ Agreement, as amended by this Amendment, shall be binding on, and enforceable against, it. Each of Tekelec and Santera also hereby represent and warrant that upon the execution of this Amendment by Tekelec, Santera, the Representative and the Signing Legacy Stockholders, the Stockholders’ Agreement, as amended by this Amendment, shall be binding on, and enforceable against, the Legacy Santera

Stockholders which are not parties to this Amendment. Each of the Representative and each of the Signing Legacy Stockholders hereby represent and warrant that it has the full right, power and authority to enter into this Amendment and the documents related hereto and upon the execution by Tekelec, Santera, the Representative and the other Legacy Santera Stockholders who are parties to this Amendment, the Stockholders’ Agreement, as amended by this Amendment, shall be binding on, and enforceable against, it. Each of the Representative and the Signing Legacy Stockholders also hereby represent and warrant that upon the execution of this Amendment by Tekelec, Santera, the Representative and the Signing Legacy Stockholders, the Stockholders’ Agreement, as amended by this Amendment, shall be binding on, and enforceable against, the Legacy Santera Stockholders which are not parties to this Amendment. The Signing Legacy Stockholders further represent and warrant that (i) Edward E. Olkkola and Thomas Dyal are members of the board of directors of Santera who have been appointed to the board of directors of Santera by the Legacy Santera Stockholders, (ii) the Signing Legacy Stockholders have had the opportunity to ask questions of and received information from Santera’s board of directors and management regarding the business, financial condition and prospects of Santera (“Santera Condition”), (iii) the Signing Legacy Stockholders are sophisticated institutional investors who have substantial experience in evaluating the business, financial condition and prospects of businesses, (iv) the Signing Legacy Stockholders believe they have sufficient information necessary in deciding whether to enter into this Amendment and related documents, (v) the Signing Legacy Stockholders have relied upon their own evaluation of the present and future Santera Condition in deciding to enter into this Amendment and related documents, and have not relied upon any representations made by Tekelec or Santera regarding the present prospects or future financial condition of Santera, (vi) the Santera Condition is subject to significant uncertainties, and the Santera Condition may be significantly better or worse over the next few years, including without limitation the next six months, than the Signing Legacy Stockholders currently expect and (vii) depending on other factors, including the timing of the exercise of the put or the call rights in the Stockholders’ Agreement, the Legacy Santera Stockholders could realize more or less than they would realize under the call option under Section 3.4 of the Stockholders’ Agreement. The Signing Legacy Stockholders and the Representative further represent and warrant that the Signing Legacy Stockholders own 95% of the Call Stock. The parties hereto agree that the representations and warranties contained in the second and fourth sentences of this Section 2 shall not survive the closing of the purchase and sale of the Call Stock contemplated by Section 3.4 of the Stockholders’ Agreement, as amended.
     Section 3. August Call Notice. Tekelec hereby elects to purchase all of the Call Stock from the Legacy Santera Stockholders for the August Call Price and agrees that this Amendment shall constitute the August Call Notice pursuant to Section 3.4 of the Stockholders’ Agreement, as amended.
     Section 4. Expenses. Each party hereto will pay its own costs and expenses incurred in connection with the negotiation and execution of, and performance of the transactions contemplated by, this Amendment.
     Section 5. Governing Law. This Amendment shall be governed by and construed under the laws of the state of Delaware.

     Section 6. Entire Agreement. This Amendment constitutes the entire agreement between the Company, Tekelec, the Legacy Santera Stockholders, and the Representative relating to the subject matter hereof, and any previous understanding and/or agreement between the Company, Tekelec, the Legacy Santera Stockholders, and the Representative regarding the subject matter hereof is superseded by this Amendment.
     Section 7. Counterparts. This Amendment may be executed in counterparts, each which shall be deemed an original, and all of which shall constitute one and the same instrument.
     Section 8. No admission of Liability. The Representative, the Signing Legacy Stockholders and the Representative on behalf of the other Legacy Santera Stockholders understand and acknowledge that this Amendment, the Letters of Transmittal and the other documents entered into by the parties in connection with this Amendment constitute a compromise and settlement of disputed claims. No action taken by the Representative, the Signing Legacy Stockholders and the Representative on behalf of the other Legacy Santera Stockholders, or any of them, either previously or in connection with this Amendment shall be deemed or construed to be (i) an admission of the truth or falsity of any asserted or unasserted claims of Tekelec, (ii) an acknowledgment or admission of any fault or liability whatsoever to Tekelec or to any third party or (iii) a waiver, compromise or settlement of any claims that the Representative or the Legacy Santera Stockholders may have against Tekelec or any third party in the event that the August Call Closing Date does not occur or this Amendment is terminated. Tekelec and Santera understand and acknowledge that this Amendment, the Letters of Transmittal and the other documents entered into by the parties in connection with this Amendment constitute a compromise and settlement of disputed claims. No action taken by Tekelec or Santera either previously or in connection with this Amendment shall be deemed or construed to be (i) an admission of the truth or falsity of any asserted or unasserted claims of the Representative or the Legacy Santera Stockholders, (ii) an acknowledgment or admission of any fault or liability whatsoever to the Representative or the Legacy Santera Stockholders or to any third party or (iii) a waiver, compromise or settlement of any claims that the Representative or the Legacy Santera Stockholders may have against Tekelec or any third party in the event that the August Call Closing Date does not occur or this Amendment is terminated.
* * * * *
[SIGNATURES BEGIN ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day first above written.

SANTERA SYSTEMS INC.
By:	/s/ Frederick M. Lax
Name:	Frederick M. Lax
Title:	Chairman of the Board of Directors

TEKELEC
By:	/s/ Frederick M. Lax
Name:	Frederick M. Lax
Title:	President and Chief Executive Officer

By:	/s/ Ronald W. Buckly
Name:	Ronald W. Buckly
Title:	Senior Vice President, Corporate Affairs and General Counsel

AUSTIN VENTURES VI, L.P., as Representative

By:	AV Partners VI, L.P., its General Partner

By:	Edward E. Olkkola
Edward E. Olkkola, General Partner

AUSTIN VENTURES VI, L.P.

By:	AV Partners VI, L.P., its General Partner

By:	/s/ Edward E. Olkkola
Edward E. Olkkola, General Partner

AUSTIN VENTURES VI AFFILIATES FUND, L.P.

By:	AV Partners VI, L.P., its General Partner

By:	/s/ Edward E. Olkkola
Edward E. Olkkola, General Partner

AUSTIN VENTURES VIII, L.P.

By:	AV Partners VIII, L.P., its General Partner

By:	/s/ Edward E. Olkkola
Edward E. Olkkola, General Partner

REDPOINT VENTURES II, L.P., by its General Partner, Redpoint Ventures II, LLC
By:	/s/ R. Thomas Dyal
R. Thomas Dyal, Managing Director

REDPOINT ASSOCIATES II, LLC, as nominee
By:	/s/ R. Thomas Dyal
R. Thomas Dyal, Managing Director

REDPOINT TECHNOLOGY PARTNERS Q-I, L.P., by its General Partner, Redpoint Ventures I, LLC
By:	/s/ R. Thomas Dyal
Name:	R. Thomas Dyal
Title:	Managing Director

REDPOINT TECHNOLOGY PARTNERS A-I, L.P., by its General Partner, Redpoint Ventures I, LLC
By:	/s/ R. Thomas Dyal
Name:	R. Thomas Dyal
Title:	Managing Director

MERITECH CAPITAL PARTNERS L.P.

By:	Meritech Capital Associates L.L.C. its General Partner

By:	Meritech Management Associates L.L.C. a managing member

By:	/s/ Michael B. Gordon
Name:	Michael B. Gordon
Title:	Managing Director

MERITECH CAPITAL AFFILIATES L.P.

By:	Meritech Capital Associates L.L.C. its General Partner

By:	Meritech Management Associates L.L.C. a managing member

By:	/s/ Michael B. Gordon
Name:	Michael B. Gordon
Title:	Managing Director

SEQUOIA CAPITAL FRANCHISE FUND, L.P.

By: SCFF Management, LLC A Delaware Limited Liability Company General Partner

By:	/s/ Mark Stevens
Name:	Mark Stevens
Title:

SEQUOIA CAPITAL FRANCHISE PARTNERS, L.P.

By: SCFF Management, LLC A Delaware Limited Liability Company General Partner

By:	/s/ Mark Stevens
Name:	Mark Stevens
Title:

SEQUOIA CAPITAL VIII, L.P.

By: SC VIII Management, LLC A California Limited Liability Company General Partner

By:	/s/ Mark Stevens
Name:	Mark Stevens
Title:

SEQUOIA INTERNATIONAL TECHNOLOGY PARTNERS VIII, L.P.

By: SC VIII Management, LLC A California Limited Liability Company General Partner

By:	/s/ Mark Stevens
Name:	Mark Stevens
Title:

SEQUOIA INTERNATIONAL TECHNOLOGY PARTNERS VIII (Q), L.P.

By: SC VIII Management, LLC A California Limited Liability Company General Partner

By:	/s/ Mark Stevens
Name:	Mark Stevens
Title:

SEQUOIA 1997
By:	/s/ Mark Stevens
Name:	Mark Stevens
Title:

CMS PARTNERS LLC
By:	/s/ Mark Stevens
Name:	Mark Stevens
Title:

INSTITUTIONAL VENTURE PARTNERS VIII, L.P., by its General Partner, Institutional Venture Management VIII, LLC
By:	/s/ R. Thomas Dyal
R. Thomas Dyal, Managing Director

IVM INVESTMENT FUND VIII, LLC, by its Manager, Institutional Venture Management VIII, LLC
By:	/s/ R. Thomas Dyal
R. Thomas Dyal, Managing Director

BROADBAND FUND, L.P., by its General Partner, BBF Management, LLC, by its Manager, Institutional Venture Management VIII, LLC
By:	/s/ R. Thomas Dyal
R. Thomas Dyal, Managing Director

EXHIBIT C
(Please read the accompanying instructions carefully)
LETTER OF TRANSMITTAL
For Payment For Series A Preferred Stock
of
SANTERA SYSTEMS INC.
Delivery To: The Representative for the benefit of Tekelec
By Mail, Overnight Courier, Hand Delivery or Fax:
Austin Ventures VI, L.P.
300 West 6th Street, Suite 2300
Austin, TX
Attention: Edward E. Olkkola
Facsimile: (512) 651-8545
Ladies and Gentlemen:
     On August 3, 2005, pursuant to the terms of Section 3.4 of the Stockholders’ Agreement by and among Tekelec, Santera Systems Inc. (the “Company”), the stockholders of the Company and Austin Ventures VI, L.P. (the “Representative”) dated as of April 30, 2003, as amended August 3, 2005 (the “Stockholders’ Agreement”), Tekelec exercised its call right (the “Call”) to purchase all of the shares of Series A Preferred Stock of the Company held by the stockholders of the Company (other than Tekelec or its affiliates) (the “Shares”) for an aggregate purchase price of $75,550,000 (the “Call Price”). You are one of the stockholders subject to this Call (a “Legacy Santera Stockholder” and collectively, the “Legacy Santera Stockholders”). Subject to the execution and delivery of a receipt and mutual release, $550,000 of the purchase price will be paid to San-qi Li, the chief technology officer of the Company. The amount of the Call price remaining after payment of the $550,000 to San-qi Li and the expenses of the Representative will be disbursed to the Legacy Santera Stockholders in accordance with Exhibit B to the Stockholders’ Agreement.
     In connection with the Agreement and Plan of Merger by and among Tekelec, Luke Acquisition Corp., certain stockholders of the Company and the Representative dated as of April 30, 2003, as amended August 3, 2005 (the “Merger Agreement”), a stock certificate representing your Shares was deposited and is currently being held in escrow pursuant to the terms of the Escrow Agreement by and among Tekelec, the Company, the Representative, the Legacy Santera Stockholders and the escrow agent dated as of April 30, 2003, as amended August 3, 2005 (the “Escrow Agreement”). Pursuant to the terms of the Escrow Agreement, you previously provided the Representative with the full power and authority to exclusively act on your behalf in connection with all matters related to the Escrow Agreement, including, without limitation, exercising your rights and powers in respect to your Shares, including executing such stock powers or other instruments of transfer as may be required thereunder.
     [Pursuant to the Stockholders’ Agreement, you are required to] [It is a condition to your receipt of your share of the Call Price that you] complete and execute a copy of this letter of transmittal (“Letter of Transmittal”) in accordance with the instructions herein and return your completed and executed Letter of Transmittal via mail, overnight courier, hand delivery or facsimile to Austin Ventures, c/o Wilson Sonsini Goodrich & Rosati, Professional Corporation, 8911 Capital of Texas Highway N., Suite 3350, Austin, Texas 78759, Facsimile: 512-338-5499, Attention: Alan Bickerstaff by no later than September 15, 2005. You will not receive your portion of the purchase price unless you do so, and the failure by you to do so may result in claims being made against you by Tekelec. [First, bracketed language only applies to Letters of Transmittal sent to Signing Legacy Santera Stockholders.]

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
1.	Representations of the Stockholder. The undersigned, solely in its capacity as a holder of shares of Series A Preferred Stock of the Company (the “Stockholder”), hereby represents, warrants and agrees that with respect to the Shares set forth opposite the Stockholder’s name on Exhibit A to the Stockholders’ Agreement:
     (a) The Stockholder is the sole record and beneficial owner of such Shares, and owns such Shares free and clear of all liens, rights, options, charges or encumbrances of any kind whatsoever, other than the restrictions contained in the Escrow Agreement, the Stockholders’ Agreement and the Merger Agreement;
     (b) The Stockholder has the full right, power and authority to sell, transfer and deliver such Shares;
     (c) The Stockholder has the full right, power and authority to execute and deliver this Letter of Transmittal, the amendment to the Stockholders’ Agreement, the amendment to the Escrow Agreement and the amendment to the Merger Agreement.
     (d) This Letter of Transmittal, when executed and delivered by the Stockholder, will constitute valid and legally binding obligations of the Stockholder, enforceable against the Stockholder in accordance with the terms hereof;
     (e) [The Stockholder is required by the terms of the Stockholders’ Agreement to execute and deliver this Letter of Transmittal and transfer such Stockholder’s Shares to Tekelec; and] [Only applies to Signing Legacy Stockholders.]
     (f) The Stockholder has received all of the information necessary in deciding whether to comply with its obligations related to the exercise of the Call. The Stockholder has had an opportunity to ask questions and receive answers from Tekelec and the Company regarding the facts and circumstances related to the execution and delivery of this Letter of Transmittal in connection with the exercise of the Call and the Company’s business, financial condition, operating results, properties and prospects.
2.	Representations of the Company and Tekelec. Each of the Company and Tekelec, hereby represents, warrants and agrees that:
     (a) Tekelec has the full right, power and authority to purchase the Shares and deliver the Call Price to the Stockholder;
     (b) Each of Tekelec and the Company has the full right, power and authority to execute and deliver this Letter of Transmittal;
     (c) This Letter of Transmittal, when executed and delivered by each of Tekelec and the Company, will constitute valid and legally binding obligations of each of Tekelec and the Company, enforceable against each of Tekelec and the Company in accordance with the terms hereof; and
     (d) Tekelec believes it has received all of the information necessary in deciding whether to purchase the Shares pursuant to the exercise of the Call. Tekelec has had an opportunity to ask questions and receive answers from the Stockholder regarding the facts and circumstances related to the decision to purchase the Shares pursuant to exercise of the Call.
3.	Release.
     (a) In consideration of the transactions contemplated by the Stockholder’s Agreement and hereby, the Stockholder, on behalf of himself, herself or itself and any person or entity claiming through or under the Stockholder (the “Seller Releasors”), does hereby release, remise, acquit and forever discharge each other Legacy Santera Stockholder, the Representative, the Company, Tekelec, their subsidiaries, their affiliates, and any director, officer, employee, agent, attorney, representative, successor, heir, executor, administrator, insurer or assign of any of them (the “Seller Released Parties”), of and from any damages, actions, causes of action, debts, dues, claims, penalties, suits, demands, obligations and liabilities of every kind or nature whatsoever, at law, in equity, or otherwise, known or unknown (the “Claims”), which the Seller Releasors or any of them ever had, now have, or may acquire at any time in the future against said Seller Released Parties, or any of them, which arise or have arisen, or the basis for which occurs or has occurred, at or prior to the August Call Closing Date; provided, however, that such release and waiver shall not apply to (i) any failure of Tekelec’s or the Company’s representations or warranties in this Letter of Transmittal or in any of the Current Amendment Applicable Provisions (as defined below) to be true and accurate and (ii) any failure of Tekelec or the Company to perform their respective obligations and abide by their respective agreements and acknowledgements under this Letter of Transmittal, the Escrow Agreement, the Merger Agreement or the Stockholders’ Agreement, including Section 3.4 thereof. [For purposes of this Letter of Transmittal, the “Current Amendment Applicable Provisions” means (1) Section 2 (other than the fourth sentence thereof) of the Amendment to Stockholders’ Agreement of Santera Systems Inc. dated August 2, 2005 by and among Tekelec, the Company, certain of the Legacy Santera Stockholders and the Representative, (2) Section 3 of the Amendment to Escrow Agreement dated August 2, 2005 by and among Tekelec, the Company, certain of the Legacy Santera Stockholders and the Representative and (3) Section 3 of the Amendment to Merger Agreement dated August 2, 2005 by and among Tekelec, the Company, certain of the Legacy Santera Stockholders and the Representative.] [Bracketed language only applies to Letters of Transmittal sent to Signing Legacy Santera Stockholders.]
     (b) In consideration of the transactions contemplated by the Stockholders’ Agreement and hereby, the Company and Tekelec, on behalf of the Company and Tekelec and any person or entity claiming through or under the Company or Tekelec (the “Company Releasors”), do hereby release, remise, acquit and forever discharge the Representative, the Stockholder, its subsidiaries, its affiliates, and any director, officer, employee, agent, attorney, representative, successor, heir, executor, administrator, insurer or assign of any of them (the “Company Released Parties”), of and from any Claims, which the Company Releasors or any of them ever had, now have, or may acquire at any time in the future against said Company Released Parties, or any of them, which arise or have arisen, or the basis for which occurs or has occurred, at or prior to the August Call Closing Date; provided, however, that such release and waiver shall not apply to (i) any failure of any of the Stockholder’s representations or warranties in this Letter of Transmittal or in the Current Amendment Applicable Provisions to be true and accurate or (ii) any failure of any of the Stockholder to perform its obligations and abide by its agreements and acknowledgements under this Letter of Transmittal.
4.	Covenant Not to Sue.
     (a) The Stockholder agrees that the Stockholder shall not initiate any litigation against the Seller Released Parties with respect to the Claims released above. If the Stockholder commences any Claim in violation of this Letter of Transmittal, the Seller Released Parties shall be entitled to assert this Letter of Transmittal as a complete bar.
     (b) The Company and Tekelec agree that neither the Company, Tekelec nor any of the Company Releasors shall initiate any litigation against the Company Released Parties with respect to the Claims released above. If either the Company or Tekelec commences any Claim in violation of this Letter of Transmittal, the Company Released Parties shall be entitled to assert this Letter of Transmittal as a complete bar.
     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Stockholder, and any obligation of the Stockholder hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the Stockholder.
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETION.

PLEASE SIGN HERE
(Complete Accompanying Substitute Form W-9)

...................................................................................	...................................................................................
...................................................................................	...................................................................................
...................................................................................	...................................................................................
Signature(s) of Owner	Date
          Area Code and Telephone Number...................................................................................
     This Letter of Transmittal must be signed by the holder(s) as the name(s) appear(s) on the certificate(s) for Santera Systems Inc. Series A Preferred Stock or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 2.
Name(s): ...
(Please Type or Print)
Capacity: ...
Address: ...
(Including Zip Code)
Dated: ....................................................................................................................................................................................................... , 2005
Unless indicated below, you will receive your portion of the purchase price in a check sent via certified mail to the address set forth above.
Wire transfer instructions:................................................................................................................

SANTERA SYSTEMS INC.
By:
Name:
Title:

TEKELEC
By:
Name:
Title:

By:
Name:
Title:

INSTRUCTIONS
1.	Delivery of this Letter of Transmittal
               The method of delivery of this Letter of Transmittal and all other required documents is at the election and risk of the stockholder. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service, properly insured.
2.	Signatures on this Letter of Transmittal
               If this Letter of Transmittal is signed by the beneficial holder of the Santera Systems Inc. Series A Preferred Stock, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.
               If any surrendered Santera Systems Inc. Series A Preferred Stock is owned by two or more joint owners, all of such owners must sign this Letter of Transmittal.
               If any surrendered Santera Systems Inc. Series A Preferred Stock is registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations.
               If this Letter of Transmittal or any certificates are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Tekelec, proper evidence satisfactory to Tekelec of their authority to so act must be submitted.
3.	Tax Identification Number.
               Federal income tax law generally requires that a holder must provide Tekelec (as payor) with such holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 below, which, in the case of an individual, is his or her social security number. If Tekelec is not provided with the current TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such holder of the cash payment for the Santera Systems Inc. Series A Preferred Stock may be subject to backup withholding in an amount equal to 28% of all reportable payments. If withholding results in an overpayment of taxes, a refund may be obtained.
               Exempt holders (including, among others, certain corporations and foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.
               To prevent backup withholding, each holder must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), the holder is a U.S. person (including a U.S. resident alien) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the holder is a nonresident alien or foreign entity not subject to backup withholding, such holder must give Tekelec a completed Form W-8BEN, certificate of foreign status. These forms may be obtained from Tekelec [Need to insert contact person/info]. If the Santera Systems Inc. Series A Preferred Stock is in more than one name or is not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write “applied for” in lieu of its TIN. Note: Checking this box and writing “applied for” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to Tekelec within 60 days, such holder will be subject to backup withholding until such holder furnishes its TIN to Tekelec.
4.	Requests for Assistance or Additional Copies.
               Requests for assistance or for additional copies of this Letter of Transmittal may be directed to Representative, at the address and telephone number indicated above.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Instruction 3)
PAYOR’S NAME: J.P. Morgan Trust Company, National Association

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1-PLEASE PROVIDE YOUR TIN (SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Name: _______________________ TIN:_________________________

Part 2—TIN Applied For [ ]

CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

	(1)	the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

	(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

	(3)	I am a U.S. person (including a U.S. resident alien).

SIGNATURE DATE

You must cross out item (2) of the above certification if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange I will be subject to back-up withholding at the applicable rate on all reportable payments until I provide my taxpayer identification number.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER—Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

						Give the NAME AND
			Give the NAME AND			EMPLOYER
			SOCIAL SECURITY			IDENTIFICATION
For this type of account:			NUMBER of -	For this type of account:		NUMBER of -
1.	Individual		The individual	6.	A valid trust, estate, or pension trust	Legal entity (4)

2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account (1)	7.	Corporation or LLC electing corporate status on Form 8832	The corporation

3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor (2)	8.	Association, club, religious, charitable, education or other tax-exempt organization	The organization

4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	9.	Partnership or multi-member LLC	The partnership

	b.	The so-called trust account that is not a legal or valid trust under State law	The actual owner (1)	10.	A broker or registered nominee	The broker or nominee

5.	Sole proprietorship or single-owner LLC		The owner (3)	11.	Account with the Department of Agriculture in the name of a public entity (such as State or local government, school district, or prison) that receives agricultural program payments.	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one).

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
How to Get a TIN
          If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Number Card, at the local office of the Social Security Administration online at www.socialsecurity.gove/online/ss-s.pdf , or by calling 1-800-772-1213. Get Form W-7, Application for IRS Individual Taxpayer Information Number, to apply for an Individual TIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/business and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.
          If you do not have a TIN, write, “Applied For” in the space for the TIN, sign and date the substitute Form W-9, sign the Certificate of Authority Taxpayer Identification Number, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will, generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.
          NOTE: Writing, “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon.
          As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.
          CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8BEN.
Payees Exempt from Backup Withholding
          Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.
          If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your name and correct TIN in Part 1, write “Exempt” in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8BEN, Certificate of Foreign Status.
          The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys fees, and (iii) payments for services paid by a federal executive agency.
(1)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.
          The following payments are not generally subject to backup withholding:
Dividends and Patronage Payments
•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.
Interest Payments
•	Payments of interest or obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business. Backup withholding applies to the reportable payment if the payee has not provided a TIN or provided an incorrect TIN.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR NAME AND TAXPAYER IDENTIFICATION NUMBER. WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.
          Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.
          Privacy Act Notice. Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.
          You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.
Penalties
(1) Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4) Misuse of TINs. If the payer discloses or uses TINs in violation of Federal law, the payer may be subject to civil and criminal penalties.
FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE

EXHIBIT D
August 3, 2005
Edward E. Olkkola
300 West 6th Street, Suite 2300
Austin, TX
Facsimile: (512) 651-8545
Thomas Dyal
3000 Sand Hill Road
Building 2, Suite 290
Menlo Park, CA 94025
Facsimile: (650) 854-5762
Re:      Director Indemnification
Dear Ed and Tom:
     From and after the August Call Closing Date (as defined in the Stockholders’ Agreement dated as of April 30, 2003, by and between Tekelec, Santera Systems Inc. (“Santera”), the stockholders of Santera, and Austin Ventures VI, L.P. as Representative, as amended on August 2, 2005 (the “Stockholders’ Agreement”)), Santera shall fulfill and honor its indemnification obligations under Article XI of the Amended and Restated Bylaws of Santera and Article VII of the Amended and Restated Articles of Incorporation of Santera existing as in effect on the date hereof with respect to Edward E. Olkkola and Thomas Dyal solely in their capacity as members of the board of directors of Santera and in no event shall such indemnification obligations apply to Edward Olkkola in his capacity as a partner of the Representative of the Legacy Santera Stockholders (each, an “Indemnified Party”). Santera agrees that, for six years from the date hereof, any directors and officers liability insurance policy of Santera or Tekelec that insures Santera’s directors shall also cover, to the same extent, Edward E. Olkkola and Thomas Dyal’s prior service as directors of Santera. Capitalized terms used herein that are not otherwise defined have the meanings set forth in the Stockholders’ Agreement.
     The provisions of this Letter Agreement are intended to be for the benefit of, and shall be enforceable by each Indemnified Party, his or her heirs and representatives and may not be amended, altered or repealed without the prior written consent of the affected Indemnified Party.

Sincerely yours, SANTERA SYSTEMS INC.

By:
Its:

AGREED AND ACCEPTED

Thomas Dyal

Edward E. Olkkola

EXHIBIT E
[Form of Receipt and Mutual Release
to be agreed prior to Closing]